Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of AirXpanders, Inc. (the “Company”) that based on his knowledge:

1.

The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 27, 2018	By:	/S/ SCOTT DODSON
		Name:	Scott Dodson
		Title:	President and CEO

Date:	February 27, 2018	By:	/S/ SCOTT MURCRAY
		Name:	Scott Murcray
		Title:	Chief Financial Officer and Chief Operating Office